PREPAYMENTS AND OTHER ASSETS (Tables)	6 Months Ended
Jun. 30, 2024
PREPAYMENTS AND OTHER ASSETS [Abstract]
Prepayments and Other Assets
The breakdown of prepayments and other assets is as follows:

In thousands of USD	At June 30, 2024	At December 31, 2023
Prepayments to suppliers	77,084	35,219
Deposits (1)	31,420	54,304
Inventories (2)
Raw materials	3,901	231
Work-in-progress	3,907	115
Finished goods	358	-
Deductible input value-added tax	3,137	3,425
Prepayments of income tax	2,084	15
Others	4,186	4,124
Total	126,077	97,433

(1)
The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024,  Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.

(2)	During the six months periods ended June 30, 2024 and 2023, there were no inventory recognized as an expense and included in cost of sales, and no write-down or reserve of write-down of inventory.